UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 2015

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)	10022 (Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 2.02  Results of Operations and Financial Condition.

On January 15, 2015, Citigroup Inc. announced its results for the quarter and year ended December 31, 2014.  A copy of the related press release, filed as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference in its entirety and shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Act”).

In addition, a copy of the Citigroup Inc. Quarterly Financial Data Supplement for the quarter and year ended December 31, 2014 is being furnished as Exhibit 99.2 to this Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Act or otherwise subject to the liabilities of that section.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number
99.1	Press Release, dated January 15, 2015, issued by Citigroup Inc.
99.2	Citigroup Inc. Quarterly Financial Data Supplement for the quarter and year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: January 15, 2015
	By:	/s/ JEFFREY R. WALSH
Name: Jeffrey R. Walsh Title: Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated January 15, 2015, issued by Citigroup Inc.
99.2	Citigroup Inc. Quarterly Financial Data Supplement for the quarter and year ended December 31, 2014.